Supplement to the
Fidelity® Utilities Fund
March 28, 2001
Prospectus

Effective March 1, 2002, the following information replaces similar information found in the "Fund Management" section on page 21.

Martin Zinny is manager of Utilities, which he has managed since March 2002. Since joining Fidelity in 2001, Mr. Zinny has worked as a research analyst and portfolio manager.

UIF-02-01 February 26, 2002
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